Exhibit 10.2

THIRD AMENDMENT TO THE
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO THE FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of January 14, 2014, is by and among THE PANTRY, INC., a Delaware corporation, (the “Borrower”), the Guarantors (as defined below) party hereto, the Lenders (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the domestic subsidiaries of the Borrower who are or may become party thereto (the “Guarantors”), the several banks and other financial institutions as may from time to time become parties thereto (the “Lenders”) and the Administrative Agent have entered into that certain Fourth Amended and Restated Credit Agreement dated as of August 3, 2012 (as amended by that certain First Amendment to the Fourth Amended and Restated Credit Agreement dated as of August 15, 2013, Second Amendment to the Fourth Amended and Restated Credit Agreement dated as of December 20, 2013 and as further amended, modified, supplemented, restated or amended and restated from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, the Borrower has requested that the Required Lenders amend certain provisions of the
Credit Agreement as more fully set forth herein; and

WHEREAS, the Required Lenders have agreed to such amendments, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENT TO CREDIT AGREEMENT

1.1    New Definitions. The following definition is hereby added to Section 1.1 of the Credit
Agreement in the appropriate alphabetical order:

“Captive Insurance Entity” shall mean any captive insurance company established for the purpose of insuring the Borrower and its Subsidiaries and that is or will be subject to regulation as an insurance subsidiary.

1.2 Amendments to Definitions. The following sentence is hereby added to the end of the definition of “Subsidiary”:

Notwithstanding the foregoing, in no event shall the Captive Insurance Entity be considered a Subsidiary.

1.3 Amendment to Section 6.3. The following clause (i) is hereby added to Section 6.3 at the end of such section, with the appropriate punctuation and grammatical changes being made thereto:

(i)    Investments in the Captive Insurance Entity in an amount not to exceed
$2,000,000 in the aggregate at any time outstanding.

1.4 Amendment to Section 6.10. Section 6.10 of the Credit Agreement is hereby amended by adding the following clause (f) at the end of such Section, and making the appropriate punctuation and grammatical changes thereto as follows:

and (f) payments of insurance premiums by any Credit Party to the Captive Insurance Entity.

1.5     Amendment to Article VI. A new Section 6.18 is hereby added to the end of Article VI of the Credit Agreement to read as follows:

Section 6.18    Restrictions Regarding Captive Insurance Entity.

(a) The Borrower will not, at any time, own less than 100% of the Capital Stock of the Captive Insurance Entity and (b) the Captive Insurance Entity shall not engage in any business, or have any operations or liabilities, other than providing insurance services in the nature of a “captive” insurance company and activities related thereto.

ARTICLE II CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective as of the date first above written upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. Receipt by the Administrative Agent of a copy of this Amendment duly executed by each of the Credit Parties, the Administrative Agent and the Required Lenders.

(b) Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(c) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III MISCELLANEOUS

3.1 Amended Terms. All references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The amendments to the Credit Agreement set forth in this Amendment shall be effective from and after the date of this Amendment and shall not be applied retroactively.

3.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects (and in all respects if qualified by materiality) as of the date hereof (except for those which expressly relate to an earlier date)

(e)    No Default or Event of Default exists before or after giving effect to this
Amendment.

(f) The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders and the Bank Product Providers, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g)    The existing Credit Party Obligations are not reduced or modified by this
Amendment and are not subject to any offsets, defenses or counterclaims.

3.3 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5     Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, subject to the terms of the Fee Letter, the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6 Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other facsimile shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9 Survival. Except as expressly modified and amended in this Amendment, all of the terms and provisions and conditions of each of the Credit Documents shall remain unchanged.

3.10 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.11 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

3.12 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

IN WITNESS WHEREOF the Borrower, the Administrative Agent and the Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:                    THE PANTRY, INC.,
a Delaware corporation

By:    /s/ B. Clyde Preslar
Name:    B. Clyde Preslar

Title:	Chief Financial Officer

GUARANTORS:                None.

ADMINISTRATIVE AGENT:        WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By:    /s/ Karen H. McClain
Name:    Karen H. McClain
Title:    Managing Director

LENDERS:                AIB Debt Management, Limited
as a Lender

By:    /s/ Joseph Augustini
Name:    Joseph Augustini
Title:    Senior Vice President
Investment Advisor to
AIB Debt Management, Limited

By:    /s/ Edwin Holmes
Name:    Edwin Holmes
Title:    Vice President
Investment Advisor to
AIB Debt Management, Limited

LENDERS:                Bank of America, N.A.,
as a Lender

By:    /s/ Charles R. Dickerson
Name:    Charles R. Dickerson
Title:    Senior Vice President

LENDERS:                Blue Shield of California
as a Lender

By:    /s/ David Ardini
Name:    David Ardini
Title:    Asst. Vice President

LENDERS:                BMO Harris Financing, Inc.,
as a Lender

By:    /s/ Philip Langheim
Name:    Philip Langheim
Title:    Managing Director

LENDERS:                Cadence Bank, N.A.,
as a Lender

By:    /s/ Mike Ross
Name:    Mike Ross
Title:    Executive Vice President

LENDERS:                Capital One Business Credit Corp.,
as a Lender

By:    /s/ Ron Walker
Name:    Ron Walker
Title:    Senior Vice President

LENDERS:                Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
"Rabobank Nederland", New York Branch,
as a Lender

By:    /s/ Theodore W. Cox
Name:    Theodore W. Cox
Title:    Executive Director

By:    /s/ Stewart Kalish
Name:    Stewart Kalish
Title:    Executive Director

LENDERS:                Denali Capital LLC, managing member of
DC Funding Partners LLC, collateral manager for
DENALI CAPITAL CLO VII, LTD.
as a Lender

By:    /s/ Nicole D. Kouba
Name:    Nicole D. Kouba
Title:    Vice President

LENDERS:                Denali Capital LLC, managing member of
DC Funding Partners LLC, Collateral Manager for
Spring Road CLO 2007-1, LTD.
as a Lender

By:    /s/ Nicole D. Kouba
Name:    Nicole D. Kouba
Title:    Vice President

LENDERS:                Franklin CLO VI, Ltd.
as a Lender

By:    /s/ David Ardini
Name:    David Ardini
Title:    Franklin Advisers, INC. as Collateral Manager
Vice President

LENDERS:                Franklin Floating Rate Master Trust - Franklin Floating Rate
Master Series
as a Lender

By:    /s/ Richard Hsu
Name:    Richard Hsu
Title:    Asst. Vice President

LENDERS:                Franklin Investors Securities Trust - Franklin Floating Rate
Daily Access Fund
as a Lender

By:    /s/ Richard Hsu
Name:    Richard Hsu
Title:    Vice President

LENDERS:                Franklin Templeton Series II Funds - Franklin Floating Rate II
Fund
as a Lender

By:    /s/ Richard Hsu
Name:    Richard Hsu
Title:    Asst. Vice President

LENDERS:                LAFAYETTE CLO I, LTD,
as a Lender

By:    /s/ Clifford Abramsky
Name:    Clifford Abramsky
Title:    Managing Director

By:    /s/ Dora DeBlasi Hyduk
Name:    Dora DeBlasi Hyduk
Title:    First Vice President & Senior Credit Officer

LENDERS:                Muir Woods CLO, Ltd.
as a Lender

By:    /s/ David Ardini
Name:    David Ardini
Title:    Franklin Advisers, INC. as Collateral Manager
Vice President

LENDERS:                Regions Bank,
as a Lender

By:    /s/ Anthony LeTrent
Name:    Anthony LeTrent
Title:    Senior Vice President

LENDERS:                ROYAL BANK OF CANADA,
as a Lender

By:    /s/ Gordon MacArthur
Name:    Gordon MacArthur
Title:    Authorized Signatory

LENDERS:                SUNTRUST BANK,
as a Lender

By:    /s/ Kelly Gunter
Name:    Kelly Gunter
Title:    Director